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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               CRM Holdings, Ltd.
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             (Exact name of registrant as specified in its charter)

Bermuda                                             Not Applicable
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(State of incorporation or organization)   (I.R.S. Employer Identification No.)


PO Box HM 2062, Hamilton HM HX, Bermuda             Not Applicable
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(Address of principal executive offices)               (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

  Title of each class to be so registered   Name of each exchange on which each
                                                 class is to be registered

              Not Applicable                         Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. | |

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. |X|

Securities Act registration statement file number to which this form relates:
333-128424

Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Shares, par value $0.01 per share
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Share Capital" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1, as amended (File No. 33-128424), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

ITEM 2.     EXHIBITS.

EXHIBIT NUMBER                                    DESCRIPTION
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3.1                               Memorandum of Association of the Company*

3.3                               Amended and Restated Bye-Laws of the Company**

4.1                               Specimen Common Share Certificate***

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*    Previously filed as Exhibit 3.1 to the Form S-1 Registration Statement and
     hereby incorporated by reference herein.

** Previously filed as Exhibit 3.3 to the Form S-1 Registration Statement and hereby incorporated by reference herein.

*** Previously filed as Exhibit 4.1 to the Form S-1 Registration Statement and hereby incorporated by reference herein.

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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

December 16, 2005

                               CRM HOLDINGS, LTD.



                               By: /s/ Daniel G. Hickey, Jr.
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                                       Daniel G. Hickey, Jr.
                                       Co-Chief Executive Officer



                               By: /s/ Martin D. Rakoff
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                                       Martin D. Rakoff
                                       Co-Chief Executive Officer

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